UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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SIMPLICITY ESPORTS AND GAMING COMPANY
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIMPLICITY ESPORTS AND GAMING COMPANY

7000 W. Palmetto Park Road, Suite 505

Boca Raton, Florida 33433

September 15, 2021

Dear Stockholders:

Simplicity Esports and Gaming Company is holding a Virtual Annual Meeting (the “Annual Meeting”) on Thursday, October 21, 2021 at 10:00 a.m., Eastern Time. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting https://www.cstproxy.com/simplicityesports/2021. You will need to provide your 12-digit control number  that is on your proxy card. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Notice of Annual Meeting and Proxy Statement. Holders of record of Simplicity’s common stock at the close of business on August 24, 2021 are entitled to vote at the Annual Meeting.

It is important that your views be represented. Even if you plan to virtually attend the Annual Meeting, please vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can cast your vote at the virtual Annual Meeting. If you vote by proxy and also participate in the virtual Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment and interest in Simplicity Esports and Gaming Company and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Jed Kaplan
Chairman of the Board

SIMPLICITY ESPORTS AND GAMING COMPANY

7000 W. Palmetto Park Road, Suite 505

Boca Raton, Florida 33433

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that Simplicity Esports and Gaming Company, a Delaware corporation (“Simplicity”), will hold a Virtual 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, October 21, 2021, beginning at 10:00 a.m., Eastern Time, for the following purposes, which are described more fully in the accompanying Proxy Statement:

1.	To elect four directors nominated by Simplicity’s Board of Directors, based on the recommendation of Simplicity’s independent directors, to serve for a two-year term following approval by the stockholders at the Annual Meeting;

2.	To ratify the appointment of Prager Metis CPAs, LLC as Simplicity’s independent registered public accounting firm for the fiscal year ending May 31, 2022; and

3.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment thereof.

Simplicity’s Board of Directors has fixed the close of business on August 24, 2021 (the “Record Date”) as the record date for the determination of the stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

/s/ Jed Kaplan
Chairman of the Board

September 15, 2021

Your vote is very important. Even if you plan to virtually attend the Annual Meeting, we hope that you will read the Proxy Statement and vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

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SIMPLICITY ESPORTS AND GAMING COMPANY

7000 W. Palmetto Park Road, Suite 505

Boca Raton, Florida 33433

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Simplicity Esports and Gaming Company, a Delaware corporation (the “Company,” “Simplicity,” “we,” “our” or “us”), of proxies to be voted at our 2021 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on Thursday, October 21, 2021, beginning at 10:00 a.m., Eastern Time, at https://www.cstproxy.com/simplicityesports/2021. You will need to provide your 12-digit control number that is on your proxy card to gain access to the Annual Meeting. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting, and accompanying proxy are being furnished to holders of our common stock, par value $0.0001 per share, at the close of business on August 24, 2021 (the “Record Date”), the record date for the Annual Meeting. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Which items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.	To elect four directors nominated by the Company’s Board, based on the recommendation of the Company’s independent directors, to serve for a two-year term following approval by the stockholders at the Annual Meeting;

2.	To ratify the appointment of Prager Metis CPAs, LLC (“Prager Metis”) as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2022; and

3.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment thereof.

How does the Board recommend I vote on each of the proposals presented in this Proxy Statement?

The Board recommends a vote FOR the election of each of the director nominees to be members of the Board; and FOR Proposal 2 (ratification of the appointment of Prager Metis as our independent registered public accounting firm for the fiscal year ending May 31, 2022).

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice of Annual Meeting and to vote their shares of common stock at the Annual Meeting. Holders of our common stock are entitled to one vote for each share of common stock held of record on the Record Date.

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How many shares of common stock are outstanding?

As of the Record Date, there were 1,463,470 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.

What is the difference between holding common stock as a stockholder of record and as a beneficial owner?

If your common stock is registered in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock”), you are the “stockholder of record” of those shares. The Notice of Annual Meeting, this Proxy Statement and any accompanying materials have been provided directly to you by Simplicity.

If your shares of common stock are held through a broker, bank or other holder of record, you hold your common stock in “street name” and you are considered the “beneficial owner” of those shares of common stock. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your common stock by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Our management believes that Proposal 2 (ratification of the appointment of Prager Metis as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2022) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 2. However, Proposal 1 is a non-routine matter for which brokers do not have authority to vote your shares at the Annual Meeting if you do not provide instructions on how to vote your shares. Therefore, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted on all proposals at the Annual Meeting.

How do I vote?

You can vote your shares in one of two ways: either by proxy or in person (virtually) at the Annual Meeting. If you choose to vote by proxy, you may do so via the Internet or by telephone, or by signing and returning the proxy card enclosed therein. Each of these procedures is explained below. Even if you plan to attend (virtually) the Annual Meeting, the Board recommends that you vote by proxy so your shares of common stock will be voted as directed by you if you are unable to attend the virtual Annual Meeting.

Because many stockholders will not attend the virtual Annual Meeting personally, it is necessary that a large number of stockholders be represented by proxy. By following the procedures for voting via the Internet or by telephone, or by signing and returning the enclosed proxy card, your shares can be voted at the virtual Annual Meeting in the manner indicated. If you sign and return your proxy card, but do not specify how you want your shares to be voted, they will be voted, in accordance with the Board’s recommendation on Proposals 1 and 2, and with respect to any other matter that may be presented at the Annual Meeting, in the discretion of the proxy holders named in your proxy card.

Voting via the Internet

You can vote your shares via the Internet by accessing https://www.cstproxy.com/simplicityesports/2021 and following the instructions contained on that website. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

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Voting by Telephone

You can vote your shares by telephone by calling the number provided on the voting website (https://www.cstproxy.com/simplicityesports/2021) and on the proxy card. The telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the telephone, you do not need to mail a proxy card.

Voting by Mail

You can vote by mail by filling out the enclosed proxy card and returning it per the instructions on the card.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	Giving written notice to the Corporate Secretary of the Company;

●	Delivering a valid, later-dated proxy in a timely manner; or

●	Voting at the virtual Annual Meeting.

If you are a beneficial owner of common stock, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares of common stock for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

Where can I find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional Form 8-K with the SEC to disclose the final voting results.

What is a quorum for the Annual Meeting?

The presence of the holders of 731,736 shares of common stock, in person (virtually) or by proxy at the Annual Meeting, representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum. If you have returned valid proxy instructions or attend the virtual Annual Meeting, your common stock will be counted for the purpose of determining whether there is a quorum. Proxies that are marked “abstain” and proxies relating to “street name” common stock that are returned to us but marked by brokers as “not voted” will be treated as shares of common stock present for purposes of determining the presence of a quorum on all matters. If there is no quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to another date. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

What are broker non-votes?

Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares of common stock in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote the common stock. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the common stock.

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On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposal 1 (election of directors) is a non-routine item. If you do not give your broker instructions with regard to this proposal, brokers will not be permitted to vote your shares of common stock at the Annual Meeting in relation to this proposal.

Our management believes that Proposal 2 (ratification of the appointment of Prager Metis as our independent registered public accounting firm for the fiscal year ending May 31, 2022) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the virtual Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 2. Nevertheless, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted at the Annual Meeting.

How many votes are required to approve each of the proposals presented in this Proxy Statement, and how are votes counted?

Proposal 1

With respect to Proposal 1 (election of directors), directors shall be elected by a plurality of the votes cast (meaning that the four director nominees who receive the highest number of shares voted “for” their election are elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Proposal 2

With respect to Proposal 2 (ratification of auditors), adoption of Proposal 2 requires the affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). With respect to Proposal 2, you may vote “for,” “against” or “abstain” from voting on such proposal. Abstentions will have the effect of a vote “against” Proposal 2. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote for Proposal 2.

How will my common stock be voted at the Annual Meeting?

At the Annual Meeting, the Board (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares of common stock as you instruct. If you submit a proxy but do not indicate how you would like to vote your common stock, your shares will be voted as the Board recommends, which is as follows:

●	FOR Proposal 1 (election of directors proposal); and

●	FOR Proposal 2 (ratification of auditors).

What happens if stockholders approve one or more proposals but not others?

Approval of any one proposal is not dependent on stockholders approving any other proposal. Therefore, if stockholders approve one proposal, but not others, the approved proposal would still take effect. Note, however, if Proposal 2 (ratification of auditors) is not approved, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

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Who will pay for the cost of the Annual Meeting and this proxy solicitation?

We will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our directors and officers will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

Officers, Directors and Director Nominees

Our Board is comprised of nine directors, divided into two classes—Class I and Class II—with only one class of directors being elected in each year and each class serving a two-year term. Four of the directors are designated as Class I directors, and five are designated as Class II directors. However, as of September 15, 2021, there is a Class II Board vacancy. The Board is conducting a search for a replacement director to fill the vacancy. Once a suitable replacement is found, he or she will serve as a Class II director until the 2022 annual meeting of stockholders.

Donald R. Caldwell, Roman Franklin, Edward Leonard Jaroski and Frank Leavy currently serve as the Class I directors, with terms expiring at the 2021 Annual Meeting. Jed Kaplan, William H. Herrmann, Jr., Max Hooper and Laila Cavalcanti Loss serve as the Class II directors, with terms expiring at the 2022 annual meeting of stockholders. Our Board has determined in its business judgment that five of our directors (Messrs. Caldwell, Herrmann, Jaroski, Leavy and Dr. Hooper) are independent. Although we are not currently a listed issuer, our Board has evaluated and determined director independence in accordance with The Nasdaq Capital Market (“Nasdaq Capital Market”), the NYSE American rules for U.S. Companies, the Sarbanes-Oxley Act and related SEC rules.

Based on the recommendation of the Company’s independent directors, the Board recommends a vote FOR Messrs. Caldwell, Franklin, Jaroski and Leavy. If re-elected, Messrs. Caldwell, Franklin, Jaroski and Leavy will serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified, or their earlier death, resignation or removal. If any of these nominees is unavailable for election, an event which the Board does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board.

Vote Required

Directors shall be elected by a plurality of the votes cast (meaning that the four director nominees who receive the highest number of shares voted “for” their election are elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF MESSRS. CALDWELL, FRANKLIN, JAROSKI AND LEAVY.

Below is biographical and other information about the nominees for election as director and each current director whose term continues after the Annual Meeting, including information concerning the particular experience, qualifications, attributes and/or skills that led the independent directors and the Board to determine that the nominee should serve as a director, or each director should continue to serve as a director, as the case may be.

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Class I Directors—Terms Expiring in 2021 and Standing for Re-election at the Annual Meeting

Name	Age	Positions with the Company and Biography
Donald R. Caldwell	75

Class I Director

Mr. Caldwell has been an independent director since August 16, 2017, and he served as Chairman of the Board from August 16, 2017 until March 29, 2021. Mr. Caldwell, an experienced investor, co-founded Cross Atlantic Capital Partners, Inc., a venture capital management company, where he has served as its Chairman and Chief Executive Officer since 1999. At Cross Atlantic Capital Partners, Inc., Mr. Caldwell has raised four investment funds totaling over $500 million of committed capital and is responsible for the firm’s operations, building the investment team, and growing the Cross Atlantic franchise through fundraising, network development, and deal flow generation. Prior to founding Cross Atlantic Capital Partners, Inc. in March 1999, Mr. Caldwell was President and Chief Operating Officer of Safeguard Scientifics, Inc. (NYSE: SFE) (“Safeguard”) from 1996 to 1999, where he also previously served as Executive Vice President from 1993 to 1996. In addition to his service on our Board, Mr. Caldwell currently serves on the board of directors of three public companies: InsPro Technologies Corporation (OTC: ITCC) since 2008, where he serves as chairman of the board and member of the audit committee; Lightning Gaming, Inc., since June 2015, where he serves as a director and chairman of the audit committee; and Quaker Chemical Corporation (NYSE: KWR) since 1997, where he serves as lead director, as chairman of the executive committee and member of the compensation and audit committees; Mr. Caldwell was previously a member of the board of directors of Diamond Cluster International, Inc. from 1994 to 2010 and has served as a director for several private companies and non-profit organizations, including software and money management firms as well as the Pennsylvania Academy of the Fine Arts and the Committee for Economic Development. Mr. Caldwell is a Certified Public Accountant (Retired) and holds a Bachelor of Science degree from Babson College and a Master of Business Administration from the Graduate School of Business at Harvard University.

We believe Mr. Caldwell’s deep financial, entrepreneurial and business expertise and extensive experience as a member of the boards and board committees of other public companies qualifies him to serve on our Board of Directors.

Roman Franklin	38

Chief Executive Officer and Class I Director

Mr. Franklin has been a member of our Board of Directors since August 16, 2017 and our Chief Executive Officer since March 29, 2021. From December 31, 2018 until March 31, 2021, Mr. Franklin served as our President. Mr. Franklin was Chief Investment Officer of SMC Global USA from March 2016 until December 31, 2016, and prior, President of Franklin Financial Planning from 2005 to 2016. Roman Franklin is a 16-year veteran of the financial services industry. By the age of 22 he held FINRA Series 7, Series 66, and Life, Health, and Variable Insurance Licenses. In 2005, he founded a fee-only registered investment advisory firm. In 2008, he was one of the youngest recipients of the National Association of Financial Advisors (“NAPFA”) Registered Financial Advisor (RFA) designation. In 2015, he was elected as a Board Member of the NAPFA, South Region Board of Directors, overseeing more than a dozen states from Texas, to Florida, to North Carolina. Mr. Franklin has experience in domestic and international investment, and has been involved in multiple business transactions tied to India. Mr. Franklin holds a Bachelor of Science degree in Management from Barry University and an M.B.A. in Finance from the Graduate School of Business at Stetson University. His civic organization roles include School Advisory Council for Volusia County Schools, City of DeLand Economic Development Committee, and the Boys’ and Girls’ Clubs of Central Florida.

We believe Mr. Franklin’s strong expertise in finance and international and domestic business transactions qualifies him to serve on our Board of Directors.

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Edward Leonard Jaroski	74

Class I Director

Mr. Jaroski has been an independent member of our Board of Directors since October 2017. Mr. Jaroski was the founder of Fixed Income Portfolio Manager at Capstone Asset Management Company and has served as its President and Chief Executive Officer since 1987. Mr. Jaroski has been Chairman, Chief Executive Officer and President of various Capstone/Steward Funds in the fund complex from 1987 through 2016. Mr. Jaroski was at Tenneco Financial Services from 1981 to 1987, where he was the Executive Vice President. He started his career at Philadelphia Life Insurance Company as Manager of Investments in 1969, where he served until 1981 and also served as its Vice President of Finance. He also served as a Director of Philadelphia Life Asset Management Company. Mr. Jaroski holds the insurance industry professional designations of Chartered Life Underwriter, Charter Financial Consultant and Fellow Life Management Institute. He holds a B.B.A. degree in Accounting from Temple University.

We believe Mr. Jaroski’s experience in investments and asset management qualify him to serve on our Board of Directors.

Frank Leavy	68

Class I Director

Mr. Leavy has been an independent member of our Board of Directors since August 16, 2017. From 2007 to 2019, Mr. Leavy served as the Senior Vice President and Director of Finance and Administration for Blake’s All Natural Foods, a manufacturer of “better for you” frozen entrees. Prior to that, he held various financial officer positions at member companies of Group Rossignol, a world leading company in the winter sports industry. Specifically, he was Controller of Rossignol Ski Company from 1982 to 2006 and Vice President of Finance of Skis Dynastar, Inc. and Skis Dynastar Canada from 2000 to 2006. He also served as Chief Operating Officer at Roger Cleveland Golf Company, a subsidiary of Group Rossignol from 1999 to 2000 and was elected a director of the company from 2003 to 2005. Mr. Leavy holds a Bachelor of Arts degree from the College of the Holy Cross and a Master of Science degree in accounting from the Graduate School of Professional Accounting at Northeastern University.

We believe Mr. Leavy’s extensive experience in corporate finance qualify him to serve on our Board of Directors.

Class II Directors—Terms Expiring in 2022

Name	Age	Positions with the Company and Biography
Jed Kaplan	57

Chairman of the Board and Class II Director

Mr. Kaplan has been a member of our Board of Directors since December 31, 2018 and as Chairman of the Board since March 29, 2021. He served as our sole Chief Executive Officer and interim Chief Financial Officer from February 8, 2019 to March 29, 2021. From December 31, 2018 to February 8, 2019, Mr. Kaplan served as our co-Chief Executive Officer. He founded and serves as the Chief Executive Officer of Shearson Financial Services, a FINRA-registered broker dealer, since May 1995. As a natural leader possessing a passion for sports management, Mr. Kaplan has been involved in a wide variety of professional sports ventures. Most recently Mr. Kaplan successfully sold the NBA G League Team, Iowa Energy to the Minnesota Timberwolves. Currently Mr. Kaplan is also a minority owner of both the Memphis Grizzlies and Swansea City of the English Championship League. Mr. Kaplan’s insight, vision and knowledge are all represented as an appointed founding member of the NBA G League leadership committee. Mr. Kaplan graduated from City University of New York in 1989 with a Bachelor of Business Administration degree.

The Company believes Mr. Kaplan’s strong expertise in the financial services and sports management industries qualifies him to serve on its Board of Directors.

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William H. Herrmann, Jr.	75

Class II Director

Mr. Herrmann has been an independent member of our Board of Directors since October 2017. Mr. Herrmann has over 45 years of experience in financial services, and insurance and investment planning industries. Presently, Mr. Herrmann is the Owner of Herrmann &Associates, a financial services firm affiliated with Hudson Heritage Capital Management, Inc., a registered investment advisor, since 2006. Mr. Herrmann has also served as an Independent Director of Steward Funds from 2011 until 2017. Mr. Herrmann served as Chairman of the Nominating and Corporate Governance Committee and also Chairman of the Contracts Committee. He previously served as the Independent Lead Director of Steward Funds. Mr. Herrmann was also an Independent Director of Church Capital Fund, where he served as Chairman of the Nominating and Corporate Governance Committees. He also served as the Lead Independent Director of Church Capital Fund. Mr. Herrmann is a member of the Advisory Committee to the Liquidation Trustee for the Church Capital Fund Liquidation Trust under TMI Trust Company. Mr. Herrmann was also a Trustee of LuLu Shriners Investment Advisory Committee and Chairman of Beta Rho Property Company, Inc. Mr. Herrmann holds a B.A. from the University of Pennsylvania, MBA from Temple University, and the Chartered Life Underwriter (CLU) designation from the American College. Mr. Herrmann hold series 7, 63, and 65 securities licenses, as well as insurance licenses in multiple states.

We believe Mr. Herrmann’s experience in financial services and the investment planning industry qualify him to serve on our Board of Directors.

Max Hooper	74

Class II Director

Dr. Hooper, who has been an independent member of our Board of Directors since August 16, 2017, serves as Managing Director of Merging Traffic, a web-based crowdsourcing portal, since September 2015 and Head of Investment Banking and Senior Vice President of Triloma Securities, a subsidiary of Triloma Financial Group LLC, since January 2016. Dr. Hooper is also the founder and owner of Partners Advisory Group and Partners Capital Group, two financial advisory firms since January 2014. Since February 2018, Dr. Hooper’s primary focus has been as Managing Director/CEO of Managing Traffic and co-owner of Triloma Financial Group. Prior to that, Dr. Hooper was co-founder of Equity Broadcasting Corporation, a media company that owned and operated more than one hundred television stations across the United States. Dr. Hooper is an accomplished entrepreneur and has started multiple businesses in technology/internet, lodging, and services industries. Dr. Hooper has served on the investment committee of several venture capital and angel funds, and has completed “work out” transactions as a Certified Debt Arbitrator representing banks and private transactions. Dr. Hooper also has prior experience with SPACs such as transaction structuring, administration, research, and execution. Dr. Hooper has earned five doctorate degrees from a variety of institutions.

We believe Dr. Hooper’s expertise in investment, management and mergers and acquisitions over various industries qualify him to serve on our Board of Directors.

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Laila Cavalcanti Loss	40	Class II Director

Ms. Loss has been a member of our Board of Directors since May 2021. From 2010 to 2016, Ms. Loss was the Head of Legal in Latin America and Angola for Expro Group, a leading global oil services company. Since 2017, Ms. Loss has practiced law in private practice at Cavalcanti Loss Sociedade Individual de Advocacia. Ms. Loss holds a Master of Laws (LLM) from the University of Texas at Austin, and is permitted to practice law in Brazil and is admitted to the New York State Bar Association.

There are no family relationships among any of the Company’s directors or executive officers.

Our officers and directors are well qualified as leaders. In their prior positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Our officers and directors also have experience serving on boards of directors and board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board.

Corporate Governance

Director Independence

Our common stock is presently quoted on the OTCQB under the symbol “WINR.” Our warrants issued in connection with our initial public offering in August 2017 are currently quoted on the OTCQB under the symbol “WINRW.” Under the rules of the OTCQB, we are not required to maintain a majority of independent directors on our Board and we are not required to establish committees of the Board consisting of independent directors. However, we intend to apply to list our common stock and our warrants on a national securities exchange such as the Nasdaq Capital Market or the NYSE American. There is no assurance that our listing application will be approved by the Nasdaq Capital Market or the NYSE American. In order to list our common stock and our warrants on a national securities exchange, we are required to comply with listing standards relating to corporate governance, requiring, among other things, that:

●	A majority of our Board consist of “independent directors” as defined by the applicable rules and regulations of the relevant national securities exchange;

●	The compensation of our executive officers to be determined, or recommended to the Board for determination, by independent directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate or by a compensation committee comprised solely of independent directors;

●	That director nominees to be selected, or recommended to the Board for selection, by independent directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate or by a nomination committee comprised solely of independent directors; and

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●	Establishment of an audit committee with at least three independent directors as well as composed entirely of independent directors, where at least one of the independent directors qualifies as an audit committee financial expert under SEC rules and as a financially sophisticated audit committee member under the listing rules of the national securities exchange.

In order to be considered independent for purposes of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. Our Board has determined in its business judgment that each of Messrs. Caldwell, Leavy, Jaroski, Herrmann and Dr. Hooper is independent. Although we are not currently a listed issuer, our Board has determined director independence in accordance with the Nasdaq Capital Market, the NYSE American rules for U.S. Companies, the Sarbanes-Oxley Act and related SEC rules. Therefore, a majority of the members of our Board of Directors is independent.

Our Board of Directors and its Committees

During the fiscal year ended May 31, 2021, the Board held approximately six  meetings. Each of our directors attended at least 75% of all the meetings of the Board and those committees on which he or she served during the fiscal year ended May 31, 2021, either in person or telephonically . The Board of Directors encourages all members to attend stockholder meetings, but has not adopted a formal policy regarding attendance. All of the Company’s directors then serving attended the 2020 annual stockholders meeting.

Our Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Both our Audit Committee and our Compensation Committee are composed solely of independent directors. Each of these committees operates pursuant to a written charter setting forth the functions and responsibilities of the committee. Copies of our Audit Committee charter and our Compensation Committee charter are included as Appendices I and II, respectively, to this Proxy Statement. The charters may also be reviewed on our website at www.ggsimplicity.com and are available to stockholders in print upon request.

Audit Committee

Messrs. Caldwell, Leavy and Dr. Hooper serve as members of our Audit Committee. Mr. Caldwell serves as chairman of the Audit Committee. Under national securities exchange listing standards and applicable SEC rules, we are required to have three members of the Audit Committee, all of whom must be independent. Messrs. Caldwell, Leavy and Dr. Hooper are independent. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. Caldwell qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, a copy of which is included as Appendix I to this Proxy Statement. Our Audit Committee charter details the principal functions and responsibilities of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

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●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee held approximately two  meetings during the fiscal year ended May 31, 2021.

Compensation Committee

The members of our Compensation Committee are Messrs. Caldwell, Jaroski and Dr. Hooper. Mr. Caldwell serves as chairman of the Compensation Committee. We have adopted a Compensation Committee charter, a copy of which is included as Appendix II to this Proxy Statement. Our Compensation Committee charter details the principal functions of the Compensation Committee, including:

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the relevant national securities exchange, if the Company’s common stock is listed thereon, and the SEC. Neither the Compensation Committee nor management engaged a compensation consultant to provide advice or recommendations on the amount or form of executive and director compensation during the fiscal year ended May 31, 2021.

The Compensation Committee meets at least once each fiscal year to determine and recommend to the Board for approval the compensation packages for executive officers in light of the Company’s compensation philosophy and objectives. The Compensation Committee considers recommendations from the Chief Executive Officer as to compensation for each executive officer based upon their performance against Company and personal objectives, other than himself. The Compensation Committee has full responsibility to recommend to the independent directors of the Board the compensation package of the Chief Executive Officer and the named executive officers. The Compensation Committee may not delegate its authority regarding executive compensation.

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The Compensation Committee held approximately two meetings during the fiscal year ended May 31, 2021.

Director Nominations

We do not have a standing nominating committee. In accordance with the listing standards of national securities exchanges, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. The Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Caldwell, Jaroski, Leavy and Herrmann, and Dr. Hooper. All such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election. Our stockholders that wish to nominate a director for election to the Board of Directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Separation of Chairman of the Board and Chief Executive Officer Positions

Consistent with the Company’s bylaws, the roles of Chairman of the Board and Chief Executive Officer may be separated. The Board has determined that it is appropriate at this time to separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles, and to better serve the interests of the stockholders. The Chief Executive Officer, in conjunction with senior management, is responsible for developing and recommending to the Board the strategic direction for the Company, and for the day-to-day leadership of the Company, and he is responsible, together with senior management, for the overall performance of the Company, with such performance measurement based on operating and strategic plans ratified at various times by the Board.

In carrying out his responsibilities, the Chairman preserves the distinction between management and Board oversight by maintaining management’s responsibility for: (i) developing and frequently updating corporate strategy, and recommending such strategy to the Board for critique and ratification, (ii) taking such actions as necessary to minimize risks to the Company and the stockholders, and (iii) the overall performance of the Company.

The Board believes that there are advantages to the separate Chairman and Chief Executive Officer positions, including:

●	Enhanced communications and relations between the Board, the Chief Executive Officer and other members of senior management,

●	Assisting the Board in reaching consensus on particular strategies and policies, and

●	Facilitating robust director, Board and Chief Executive Officer evaluation processes.

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Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We previously filed a copy of our form of Code of Ethics as an exhibit to our registration statement on Form S-1 (File 333-219251). You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, we will provide a copy of the Code of Ethics to you without charge upon request. In order to request a copy of the Code of Ethics, please write to Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Road, Suite 505, Boca Raton, Florida 33433, Attention: Corporate Secretary, or call (855) 345-9467. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

Limitation on Liability and Indemnification of Officers and Directors

Our third amended and restated certificate of incorporation, as amended, provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our restated certificate provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the Delaware General Corporation Law (the “DGCL”).

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our third amended and restated certificate. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification we provide to our officers and directors will only be able to be satisfied by us if we have sufficient funds outside of the trust account.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

The Board’s Role in Risk Oversight

Although our management is primarily responsible for managing our risk exposure on a daily basis, our Board of Directors oversees the risk management processes. Our Board, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, our Audit Committee supports our Board in discharging its oversight duties and addresses risks inherent in its area.

Communications with the Board of Directors

Stockholders may communicate directly with the Board of Directors, as a group, or any individual director by submitting written correspondence addressed to the Board or an individual director at Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Rd., Suite 505, Boca Raton, FL 33433. All communications are relayed to the appropriate Board member or members.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of such forms, we believe that except as set forth herein, no Section 16(a) reporting persons failed to timely file their required Section 16(a) reports during the year fiscal ended May 31, 2021. During the fiscal year ended May 31, 2021, (i) Mr. Caldwell failed to timely file one Form 4 relating to one transaction; (ii) Mr. Franklin failed to timely file six Form 4s, each relating to one transaction, and two Form 4s, each relating to two transactions; (iii) Ms. Hennessey failed to timely file her Form 3; (iv) Dr. Hooper failed to timely file one Form 4 relating to one transaction; (v) Mr. Kaplan failed to timely file seven Form 4s, each relating to one transaction, and four Form 4s, each relating to two transactions; (vi) Mr. Leavy failed to file one Form 4s relating to one transaction; and (vii) Ms. Loss failed to timely file her Form 3.

In addition, the following persons failed to timely file certain Section 16(a) forms that were due in prior fiscal years. Mr. Caldwell failed to timely file one Form 4 relating to two transactions. Mr. Franklin failed to timely file one Form 4 relating to two transactions, and three Form 4s, each relating to one transaction. Stephen Grossman failed to timely file a Form 3 and three Form 4s, each relating to one transaction. Mr. Herrmann failed to timely file one Form 4 relating to three transactions, one Form 4 relating to two transactions, and three Form 4s, each relating to one transaction. Dr. Hooper failed file one Form 4 relating to three transactions. Mr. Jaroski failed to timely file one Form 4 relating to three transactions, one Form 4 relating to two transactions, and one Form 4 relating to one transaction. Mr. Kaplan failed to timely file a Form 3, one Form 4 relating to three transactions, one Form 4 relating to four transactions, one Form 4 relating to five transactions, one Form 4 relating to two transactions, and one Form 4s relating to one transaction. Mr. Leavy failed to file one Form 4 relating to three transactions.

Director Compensation

During the fiscal year ended May 31, 2021, each non-employee director, other than our Chairman of the Board, received a grant of 2,500 shares of the Company’s common stock as compensation for services as a member of the Board. Our Chairman of the Board received an annual grant of 5,000 shares of the Company’s common stock in exchange for his services in that capacity. Effective March 29, 2021, Jed Kaplan resigned as Chief Executive Officer and Interim Chief Financial Officer and was appointed as Chairman of the Board. In addition to his equity grant, Mr. Kaplan receives $4,000 per month in exchange for his services as Chairman of the Board.

During the fiscal year ended May 31, 2021, executive officers who are also directors do not receive any additional compensation for their services as directors. Compensation for members of the Board is reviewed annually by the Compensation Committee. The Compensation Committee may not delegate its authority regarding director compensation, and, except as described above, no executive officer plays a role in determining the amount of director compensation. The Compensation Committee considers the amount of time directors dedicate to Company matters and the need to attract and retain qualified directors when determining Board compensation.

Fiscal Year Ended May 31, 2021 Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock Awards ($)		Option Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Donald R. Caldwell	$--	$30,938		$--	$--	$--	$--	$30,938
Edward Leonard Jaroski	$--	$17,330		$--	$--	$--	$--	$17,330
Frank Leavy	$--	$17,330		$--	$--	$--	$--	$17,330
William H. Herrmann, Jr.	$--	$17,330		$--	$--	$--	$--	$17,330
Max Hooper	$--	$17,330		$--	$--	$--	$--	$17,330
Laila Cavalcanti Loss	$--		$(1)	$--	$--	$--	$--	$-
Jed Kaplan (2)	$8,000	$--		$--	$--	$--	$--	$8,000

(1)	Ms. Loss received common stock valued at $55,366 for legal services provided to the Company. In addition, Ms. Loss earned $27,500 for legal services provided to the Company. A portion of the $27,500 has not yet been paid to Ms. Loss.

(2)	Mr. Kaplan ceased to be an executive officer on March 29, 2021. On March 25, 2021, the Company’s board of directors appointed Mr. Kaplan as Chairman of the Board, effective March 29, 2021. Mr. Kaplan resigned as Chief Executive Officer and Interim Chief Financial Officer effective March 29, 2021.

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EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in the past two fiscal years ended May 31, 2021 for:

●	our principal executive officer or other individual serving in a similar capacity, and

●	our two most highly compensated executive officers, other than our principal executive officer, who were serving as corporate officers at May 31, 2021.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

2021 Summary Compensation Table

Name and Principal Position	Fiscal Year Ended	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)	All Other Compensation ($)	Total ($)
Roman Franklin,	5/31/2021	$197,737		$125,000		$1,032,243	(3)	$--	$--	$1,354,980
Chief Executive Officer and Former President (1)	5/31/2020	$100,000		$75,000	(2)	$245,215	(4)	$--	$--	$420,215

Jed Kaplan,	5/31/2021	$85,308	(5)	$125,000		$1,201,465	(6)	$--	$--	$1,411,773
Former Chief Executive Officer and former interim Chief Financial Officer (7)	5/31/2020	$--		$75,000	(8)	$311,925	(4)	$--	$--	$386,925

(1)	Mr. Franklin was appointed Chief Executive Officer on March 29, 2021, and ceased to be President on March 29, 2021.
(2)	This amount was accrued as of May 31, 2020. During the fiscal year ended May 31, 2021, Mr. Franklin received $40,000 of the accrued bonus from the fiscal year ended May 31, 2020. As of May 31, 2021, the Company still owes Mr. Franklin $35,000 of this amount.
(3)	Represents the aggregate grant date fair value for all restricted stock granted to Mr. Franklin vested in the current fiscal year, computed in accordance with Topic 718. Assumptions used to determine the aggregate grant date fair value of the restricted stock include per share grant date fair values ranging from $6.56 to $19.75, based on the closing stock price of the Company’s common stock as reported on OTC Markets on various dates.
(4)	Represents the aggregate grant date fair value for all restricted stock granted to the named executive officer vested in the current fiscal year, computed in accordance with Topic 718. Assumptions used to determine the aggregate grant date fair value of the restricted stock include a per share grant date fair values ranging from $6.96 to $11.20, based on the closing stock prices of the Company’s common stock as reported on OTC Markets on various dates.
(5)	Of this amount, $8,000 was paid for Mr. Kaplan’s services as Chairman of the Board.
(6)	Represents the aggregate grant date fair value for all restricted stock granted to Mr. Kaplan vested in the current fiscal year, computed in accordance with Topic 718. Assumptions used to determine the aggregate grant date fair value of the restricted stock include per share grant date fair values ranging from $6.56 to $19.75, based on the closing stock price of the Company’s common stock as reported on OTC Markets on various dates.
(7)	Mr. Kaplan ceased to be an executive officer on March 29, 2021. On March 25, 2021, the Company’s board of directors appointed Mr. Kaplan as Chairman of the Board, effective March 29, 2021. Mr. Kaplan resigned as Chief Executive Officer and Interim Chief Financial Officer effective March 29, 2021. Beginning March 29, 2021, Mr. Kaplan is paid $4,000 per month for his services as Chairman of the Board. In addition, Mr. Kaplan received a grant of 5,000 shares of the Company’s common stock for his services as Chairman of the Board.
(8)	This amount was accrued as of May 31, 2020. During the fiscal year ended May 31, 2021, Mr. Kaplan received $40,000 of the accrued bonus from the fiscal year ended May 31, 2020. As of May 31, 2021, the Company still owes Mr. Kaplan $35,000 of this amount.

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Outstanding Equity Awards at 2021 Fiscal Year-End

The following table sets forth information on outstanding options and stock awards held by the named executive officers as of May 31, 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units Of Stock that Have Not Vested (#) (1)	Market Value Of Shares Or Units of Stock That Have Not Vested ($) (1)
Roman Franklin	--	--	$--	--	--	$--

Jed Kaplan	--	--	$--	--	--	$--

2021 Option Exercises and Stock Vested Table

The following table sets forth the vesting of restricted stock during the fiscal year ended May 31, 2021 for the named executive officers:

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Roman Franklin	91,067	$1,032,243

Jed Kaplan	106,875	$1,201,465

Executive Officer and Director Compensation

The Company intends to develop an executive compensation program that is consistent with its existing compensation policies and philosophies, which are designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to the long-term success of the Company.

Decisions on the executive compensation program will be made by the compensation committee. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the compensation committee. The executive compensation program actually adopted will depend on the judgment of the members of the compensation committee and may differ from that set forth in the following discussion.

We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the compensation committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

We anticipate that compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term incentive compensation in the form of share-based awards, if any.

Base Salary

Our compensation committee will determine base salaries and manage the base salary review process, subject to existing employment agreements.

Annual Bonuses

We intend to use annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. We expect that, near the beginning of each year, the compensation committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the compensation committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

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On July 29, 2020, the board of directors approved a cash bonus to each of Messrs. Kaplan and Franklin in the amount of $75,000 in return for services provided during the 2020 fiscal year. Such bonuses will be deferred and paid when the Company has sufficient funds available to pay such bonuses, as to be reasonably determined by the board of directors and the respective executives. During the fiscal year ended May 31, 2021, the Company paid $40,000 of such bonus amount to each of Messrs. Kaplan and Franklin. As of May 31, 2021, the Company owed $35,000 to each of Messrs. Kaplan and Franklin for the bonus granted for the fiscal year ended May 31, 2020.

In December 2020, the board of directors approved a cash bonus to each of Messrs. Kaplan and Franklin in the amount of $125,000. Such bonuses have been deferred and will be paid when the Company has sufficient funds available to pay such bonuses, to be reasonably determined by the board of directors and the respective executives.

Stock-Based Awards

We intend to use stock-based awards to reward long-term performance of the executive officers. We believe that providing a meaningful portion of the total compensation package in the form of stock-based awards will align the incentives of its executive officers with the interests of its stockholders and serve to motivate and retain the individual executive officers. Stock-based awards will be awarded under the Incentive Plan, which has been adopted by our Board of Directors and is being submitted to our shareholders for approval at the special meeting in lieu of an annual meeting.

Restricted Stock Awards

On July 29, 2020, the Board issued 41,875 shares of common stock to Jed Kaplan, our then-Chief Executive Officer and Interim Chief Financial Officer and a member of our board of directors. Of these shares, (i) 31,250 shares of common stock related to services provided by Mr. Kaplan to the Company during the 2020 fiscal year, (ii) 8,750 shares of common stock related to grants that should have been, but were not, made pursuant to the Kaplan 2018 Agreement (as hereinafter defined), and (iii) 1,875 shares of common stock related to grants made pursuant to the Kaplan 2020 Agreement (as hereinafter defined). Mr. Kaplan currently serves as our Chairman of the Board. The Kaplan 2018 Agreement provided for the grant to Mr. Kaplan of 1,250 shares of common stock per month. For the months of January 2020 through July 2020, however, such shares had not been granted. Accordingly, the July 29, 2020 grant included an aggregate of 8,750 shares of common stock that should have been granted for the months of January 2020 through July 2020. The Kaplan 2020 Agreement provides for the grant to Mr. Kaplan of 1,875 shares of common stock per month. Such shares were fully vested and earned as of the issuance thereof.

On July 29, 2020, the Board also issued 34,813 shares of common stock to Roman Franklin, our then-President and a member of our board of directors. Of these shares, (i) 31,250 shares of common stock related to services provided by Mr. Franklin to the Company during the 2020 fiscal year, (ii) 2,625 shares of common stock related to grants that should have been, but were not, made pursuant to the Franklin 2018 Agreement (as hereinafter defined), and (iii) 938 shares of common stock related to grants made pursuant to the Franklin 2020 Agreement (as hereinafter defined). Mr. Franklin currently serves as our Chief Executive Officer and a member of the board of directors. The Franklin 2018 Agreement provided for the grant to Mr. Franklin of 375 shares of common stock per month. For the months of January 2020 through July 2020, however, such shares had not been granted. Accordingly, the July 29, 2020 grant included an aggregate of 2,625 shares of common stock that should have been granted for the months of January 2020 through July 2020. The Franklin 2020 Agreement provides for the grant to Mr. Franklin of 782 shares of common stock per month. Such shares were fully vested and earned as of the issuance thereof.

Executive Employment Agreements

On December 31, 2018, the Company entered into an employment agreement (the “Kaplan 2018 Agreement”) with Jed Kaplan, pursuant to which the parties agreed that he would serve as the Co-Chief Executive Officer of the Company until March 31, 2019, at which point he automatically became the sole Chief Executive Officer of the Company. Under the terms of the Kaplan 2018 Agreement, Mr. Kaplan did not receive a salary or other monetary compensation and in lieu thereof he will receive an equity grant of 1,250 shares of Common Stock per month, which shares will be fully vested upon grant.

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On July 29, 2020, the Company entered into a new employment agreement (the “Kaplan 2020 Agreement”) with Mr. Kaplan. Such employment agreement replaced the Kaplan 2018 Agreement. As a result, the Kaplan 2018 Agreement was terminated and is of no further force or effect. Pursuant to the terms of the Kaplan 2020 Agreement, the Company agreed to pay Mr. Kaplan a monthly base salary of $5,000; provided, however, that the parties agreed that such base salary will be deferred and will accumulate until the Company has sufficient cash available to make such payments, to be reasonably determined by the Board of Directors and Mr. Kaplan, at which time all accrued and unpaid base salary will be paid. In addition, Mr. Kaplan will receive an equity grant of 1,875 shares of common stock per month, which shares will be fully vested upon grant. Mr. Kaplan will also be eligible to receive a quarterly bonus in the form of cash or an equity grant of shares and will be entitled to participate in the Company’s employee benefit plans. In addition, if, during the term of the Kaplan 2020 Agreement, the Company’s shares are approved for listing on a U.S. national securities exchange, the Company will pay Mr. Kaplan a $50,000 cash bonus, to be paid upon such listing begin effective.

The term of the Kaplan 2020 Agreement is for an initial one-year term, which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the Kaplan 2020 Agreement at the conclusion of the then applicable term. The term of the Kaplan 2020 Agreement may be terminated by the Company with or without cause or by Mr. Kaplan with or without good reason, as such terms are defined therein.

On March 25, 2021, the board of directors appointed Mr. Kaplan as Chairman of the Board, effective March 29, 2021, and he ceased to be the Company’s Chief Executive Officer and Interim Chief Financial Officer.

On December 31, 2018, the Company also entered into an employment agreement (the “Franklin 2018 Agreement”) with Roman Franklin, pursuant to which the parties agreed that he will serve as the President of the Company. Pursuant to the terms of the Franklin 2018 Agreement, the Company agreed to that Mr. Franklin will receive (i) a monthly base salary of $8,333.33 and (ii) an equity grant of 375 shares of Common Stock per month, which shares will be fully vested upon grant.

On July 29, 2020, the Company entered into a new employment agreement (the “Franklin 2020 Agreement”) with Mr. Franklin. Such employment agreement replaced the Franklin 2018 Agreement. As a result, the Franklin 2018 Agreement was terminated and is of no further force or effect. Pursuant to the terms of the Franklin 2020 Agreement, the Company agreed to pay Mr. Franklin a monthly base salary of $12,500; provided, however, that the parties agreed that such base salary will be deferred and will accumulate until the Company has sufficient cash available to make such payments, to be reasonably determined by the Board of Directors and Mr. Franklin, at which time all accrued and unpaid base salary will be paid. In addition, Mr. Franklin will receive an equity grant of 782 shares of common stock per month, which shares will be fully vested upon grant. Mr. Franklin will also be eligible to receive a quarterly bonus in the form of cash or an equity grant of shares and will be entitled to participate in the Company’s employee benefit plans. In addition, if, during the term of the Franklin 2020 Agreement, the Company’s shares are approved for listing on a U.S. national securities exchange, the Company will pay Mr. Franklin a $50,000 cash bonus, to be paid upon such listing begin effective.

Each of the Kaplan 2020 Agreement and the Franklin 2020 Agreement contains customary non-competition and non-solicitation covenants for a period of one year after the termination of the executive’s employment.

On March 25, 2021, the board of directors appointed Mr. Franklin as the Company’s Chief Executive Officer, effective March 29, 2021. Mr. Kaplan ceased to be the Company’s President on such date. Mr. Franklin continues to be a member of our board of directors. In connection with Mr. Franklin’s appointment, on March 25, 2021, the Company entered into an employment agreement, dated as of March 29, 2021 by and between the Company and Mr. Franklin (the “2021 Franklin Employment Agreement”). Pursuant to the terms of the 2021 Franklin Employment Agreement, in exchange for Mr. Franklin’s services, the Company agreed to pay Mr. Franklin an annual base salary of $250,000. Mr. Franklin is also eligible to receive a quarterly bonus of up to $15,000 in the form of a cash bonus and/or equity grant of shares of the Company’s common stock. Mr. Franklin’s eligibility for any bonus and the amount thereof will be determined solely at the discretion of the Board of Directors.

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Mr. Franklin’s employment and the 2021 Franklin Employment Agreement may be terminated by the Company with or without Cause (as hereinafter defined), or by Mr. Franklin with or without Good Reason (as hereinafter defined). In addition, in the event of Mr. Franklin’s death or total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (“Disability”), during the term of the 2021 Franklin Employment Agreement, the term of the 2021 Franklin Employment Agreement and Mr. Franklin’s employment will terminate on the date of death or Disability.

For purposes of the 2021 Franklin Employment Agreement, “Cause” means, subject to the provisions of the 2021 Franklin Employment Agreement:

(i)	Mr. Franklin’s willful failure to perform his duties (other than any such failure resulting from incapacity due to physical or mental illness);
(ii)	Mr. Franklin’s willful failure to comply with any valid and legal directive of the Board of Directors; or
(iii)	Mr. Franklin’s willful engagement in gross misconduct, which is, in each case, materially injurious to the Company or its affiliates; or
(iv)	Actions by Mr. Franklin constituting embezzlement, misappropriation, or fraud, whether or not related to Mr. Franklin’s employment with the Company; or
(v)	Mr. Franklin’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude; or
(vi)	Mr. Franklin’s material breach of any material obligation under the 2021 Franklin Employment Agreement, which Mr. Franklin fails to correct within 10 days after Mr. Franklin receives written notice from the Board of Directors of such breach.

For purposes of the 2021 Franklin Employment Agreement, “Good Reason” means the occurrence of any of the following, in each case during the term of the 2021 Franklin Employment Agreement:

(i)	A material reduction in Mr. Franklin’s base salary;
(ii)	A material reduction in Mr. Franklin’s target bonus opportunity;
(iii)	A relocation of Mr. Franklin’s principal place of employment from that set forth in the Franklin Employment Agreement by more than 35 miles;
(iv)	A material breach by the Company of any material provision of the Franklin Employment Agreement;
(v)	At any time following a Change of Control (as defined in the Franklin Employment Agreement), a material change in Mr. Franklin’s title or responsibilities, or a material diminution by the Company of compensation and benefits (taken as a whole) provided to Mr. Franklin immediately prior to a Change of Control.

Mr. Franklin may not terminate the 2021 Franklin Employment Agreement for Good Reason pursuant to clause (i), (ii), (iii) or (iv) above unless (x) Mr. Franklin, within 30 days following the occurrence of the such condition giving rise to Good Reason, notifies the Company in writing of his intent to terminate with Good Reason; (y) the Company fails to cure such condition within 30 days after being so notified; and (z) Mr. Franklin actually terminates no later than 30 days after the end of the cure period.

Solely in the case of an event of Cause relating to Mr. Franklin’s willful failure to perform his duties (other than any such failure resulting from incapacity due to physical or mental illness), Mr. Franklin’s willful failure to comply with any valid and legal directive of the Board of Directors; or Mr. Franklin’s material breach of any material obligation under the Franklin Employment Agreement, which Mr. Franklin fails to correct within 10 days after Mr. Franklin receives written notice from the Board of Directors of such breach (each, a “Cause Capable of Cure”), the Company may not and will not terminate the Franklin Employment Agreement for Cause unless the Company has provided written notice to Mr. Franklin of the existence of the circumstances providing grounds for termination for a Cause Capable of Cure, and Mr. Franklin has had at least 14 calendar days to cure such circumstances to the reasonable satisfaction of the Company and has thereafter not cured such circumstance within such 14 calendar day period.

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Pursuant to the terms of the 2021 Franklin Employment Agreement, upon (i) termination by the Company for Cause, (ii) termination by Mr. Franklin without Good Reason, or (iii) a non-renewal by the Company, the Company will pay to Mr. Franklin the following amounts (the “Franklin Accrued Amounts”):

(i)	Any accrued but unpaid base salary;
(ii)	Any bonus compensation awarded for the quarterly period preceding that in which termination occurs, but unpaid on the date of termination (the “Prior Quarterly Period Bonus”);
(iii)	Reimbursement for unreimbursed business expenses;
(iv)	Such employee benefits, if any, to which Mr. Franklin may be entitled under the Company’s employee benefit plans as of the date of termination; provided that, in no event shall Mr. Franklin be entitled to any payments in the nature of severance or termination payments except as specifically provided in the 2021 Franklin Employment Agreement; and
(v)	all amounts otherwise required to be paid or provided by law.

Pursuant to the terms of the 2021 Franklin Employment Agreement, upon termination of the 2021 Franklin Employment Agreement solely as a result of Mr. Franklin’s death or Disability, Mr. Franklin or his estate will receive the 2021 Franklin Accrued Amounts and the pro-rated bonus as provided in the 2021 Franklin Employment Agreement.

Upon Mr. Franklin’s termination by the Company without or other than for Cause, or (ii) resignation by Mr. Franklin with Good Reason, then:

(i)	the Company will pay to Mr. Franklin the Franklin Accrued Amounts and a pro-rated bonus as provided in the Franklin Employment Agreement;
(ii)	the Company will pay to Mr. Franklin $125,000 as a severance payment;
(iii)	the Company will pay to Mr. Franklin any salary that Mr. Franklin would have earned through the end of the then-applicable initial term or renewal term, as applicable; and
(iv)	any unvested incentive awards then held by Mr. Franklin will immediately be vested in full.

Also on March 25, 2021, the Board appointed Knicks Lau to serve as the Company’s Chief Financial Officer, effective March 29, 2021. In connection with Mr. Lau’s appointment, on March 23, 2021, the Company entered into an employment agreement, dated as of March 29, 2021 by and between the Company and Mr. Lau (the “Lau Employment Agreement”). Pursuant to the terms of the Lau Employment Agreement, in exchange for Mr. Lau’s services, the Company agreed to pay Mr. Lau an annual base salary of $140,000. In addition, Mr. Lau was entitled to receive compensation in the form of an equity grant of $5,000 in the Company’s common stock for each quarter during the term of the Lau Employment Agreement. On May 10, 2021, Knicks Lau resigned as the Company’s Chief Financial Officer for personal reasons. Upon Mr. Lau’s resignation, the Lau Employment Agreement was terminated under mutual agreement of the parties with no payouts made other than the salary paid for the time served.

On May 11, 2021, the Board appointed Nancy Hennessey to serve as the Company’s Chief Financial Officer, effective May 17, 2021. In connection with Ms. Hennessey’s appointment as the Company’s Chief Financial officer, the Company entered into an employment agreement, dated as of May 17, 2021 by and between the Company and Ms. Hennessey (the “Hennessey Employment Agreement”). Pursuant to the terms of the Hennessey Employment Agreement, in exchange for Ms. Hennessey’s services, the Company agreed to pay Ms. Hennessey an annual base salary of $140,000. In addition, Ms. Hennessey is entitled to receive compensation in the form of an equity grant of $5,000 in the Company’s common stock for each quarter during the term of the Hennessey Employment Agreement, which runs for a period ending one year after May 17, 2021 and automatically renews for successive one year terms unless either party gives 60 days’ advance written notice of its intention not to renew the Hennessey Employment Agreement. Ms. Hennessey is also eligible to receive a quarterly bonus of up to $12,500 in the form of a cash bonus and/or equity grant of shares of the Company’s common stock. Pursuant to the terms of the Hennessey Employment Agreement, Ms. Hennessey will also receive (i) 5,000 shares of common stock upon filing of the 2021 Annual Report on Form 10-K, if completed before July 31, 2021, and (ii) 5,000 shares of common stock upon completion of an uplisting to a national exchange, such as The Nasdaq Stock Market or the NYSE American. Ms. Hennessey’s eligibility for any bonus and the amount thereof will be determined solely at the discretion of the Board of Directors.

Ms. Hennessey’s employment and the Hennessey Employment Agreement may be terminated by the Company with or without Cause (as hereinafter defined), or by Ms. Hennessey with or without Good Reason (as hereinafter defined). In addition, in the event of Ms. Hennessey’s death or total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (“Disability”), during the term of the Hennessey Employment Agreement, the term of the Hennessey Employment Agreement and Ms. Hennessey’s employment will terminate on the date of death or Disability.

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For purposes of the Hennessey Employment Agreement, “Cause” means, subject to the provisions of the Hennessey Employment Agreement:

(i)	Ms. Hennessey’s willful failure to perform her duties (other than any such failure resulting from incapacity due to physical or mental illness);
(ii)	Ms. Hennessey’s willful failure to comply with any valid and legal directive of the Board of Directors; or
(iii)	Ms. Hennessey’s willful engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, materially injurious to the Company or its affiliates; or
(iv)	Actions by Ms. Hennessey constituting embezzlement, misappropriation, or fraud, whether or not related to Ms. Hennessey’s employment with the Company; or
(v)	Ms. Hennessey’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude; or
(vi)	Ms. Hennessey’s material breach of any material obligation under the Hennessey Employment Agreement, which Ms. Hennessey fails to correct within 10 days after Ms. Hennessey receives written notice from the Board of Directors of such breach.

For purposes of the Hennessey Employment Agreement, “Good Reason” means the occurrence of any of the following, in each case during the term of the Hennessey Employment Agreement:

(i)	A material reduction in Ms. Hennessey’s base salary;
(ii)	A material reduction in Ms. Hennessey’s target bonus opportunity;
(iii)	A relocation of Ms. Hennessey’s principal place of employment from that set forth in the Hennessey Employment Agreement by more than 35 miles;
(iv)	A material breach by the Company of any material provision of the Hennessey Employment Agreement;
(v)	At any time following a Change of Control (as defined in the Hennessey Employment Agreement), a material change in Ms. Hennessey’s title or responsibilities, or a material diminution by the Company of compensation and benefits (taken as a whole) provided to Ms. Hennessey immediately prior to a Change of Control.

Ms. Hennessey may not terminate the Hennessey Employment Agreement for Good Reason pursuant to clause (i), (ii), (iii) or (iv) above unless (x) Ms. Hennessey, within 30 days following the occurrence of the such condition giving rise to Good Reason, notifies the Company in writing of her intent to terminate with Good Reason; (y) the Company fails to cure such condition within 30 days after being so notified; and (z) Ms. Hennessey actually terminates no later than 30 days after the end of the cure period.

Solely in the case of an event of Cause relating to Ms. Hennessey’s willful failure to perform her duties (other than any such failure resulting from incapacity due to physical or mental illness), Ms. Hennessey’s willful failure to comply with any valid and legal directive of the Board of Directors; or Ms. Hennessey’s material breach of any material obligation under the Hennessey Employment Agreement, which Ms. Hennessey fails to correct within 10 days after Ms. Hennessey receives written notice from the Board of Directors of such breach (each, a “Cause Capable of Cure”), the Company may not and will not terminate the Hennessey Employment Agreement for Cause unless the Company has provided written notice to Ms. Hennessey of the existence of the circumstances providing grounds for termination for a Cause Capable of Cure, and Ms. Hennessey has had at least 14 calendar days to cure such circumstances to the reasonable satisfaction of the Company and has thereafter not cured such circumstance within such 14 calendar day period.

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Pursuant to the terms of the Hennessey Employment Agreement, upon (i) termination by the Company for Cause, (ii) termination by Ms. Hennessey without Good Reason, or (iii) a non-renewal by the Company, the Company will pay to Ms. Hennessey the following amounts (the “Hennessey Accrued Amounts”):

(i)	Any accrued but unpaid base salary, any accrued but unpaid equity grants and accrued but unused vacation;
(ii)	Any bonus compensation awarded for the quarterly period preceding that in which termination occurs, but unpaid on the date of termination (the “Prior Quarterly Period Bonus”);
(iii)	Reimbursement for unreimbursed business expenses;
(iv)	Such employee benefits, if any, to which Ms. Hennessey may be entitled under the Company’s employee benefit plans as of the date of termination; provided that, in no event shall Ms. Hennessey be entitled to any payments in the nature of severance or termination payments except as specifically provided in the Hennessey Employment Agreement; and
(v)	all amounts otherwise required to be paid or provided by law.

Pursuant to the terms of the Hennessey Employment Agreement, upon termination of the Hennessey Employment Agreement solely as a result of Ms. Hennessey’s death or Disability, Ms. Hennessey or her estate will receive the Hennessey Accrued Amounts and the pro-rated bonus as provided in the Hennessey Employment Agreement.

Upon Ms. Hennessey’s termination by the Company without or other than for Cause, or (ii) resignation by Ms. Hennessey with Good Reason, then:

(i)	the Company will pay to Ms. Hennessey the Hennessey Accrued Amounts and a pro-rated bonus as provided in the Hennessey Employment Agreement;
(ii)	the Company will pay to Ms. Hennessey $35,000 as a severance payment;
(iii)	the Company will pay to Ms. Hennessey any salary that Ms. Hennessey would have earned through the end of the then-applicable initial term or renewal term, as applicable;
(iv)	any unvested incentive awards then held by Ms. Hennessey will immediately be vested in full; and
(v)	any additional equity grants to which Ms. Hennessey would have been entitled pursuant to the terms of the Hennessey Employment Agreement will be issued and paid in accordance with the terms of the Hennessey Employment Agreement.

2020 Omnibus Incentive Plan

The board and shareholders of the Company approved of the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “2020 Plan”) on April 22, 2020 and June 23, 2020, respectively. We believe that the 2020 Plan serves as an essential element of our compensation program and is critical to our ability to attract and retain the highly qualified employees essential for the execution of our business strategy. We believe the 2020 Plan will (i) attract and retain key personnel, and (ii) provide a means whereby directors, officers, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measure by reference to the value of the Company’s common stock, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders. The 2020 Plan provides for various stock-based incentive awards, including incentive and nonqualified stock options, stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”), and other equity-based or cash-based awards. On June 4, 2021, the Company filed a registration statement on Form S-8 for the purpose of resale or reoffer thereof, of 1,000,000 shares of the Company’s common stock reserved for issuance pursuant to the 2020 Plan.

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2020 Plan Highlights

Highlights of the 2020 Plan are as follows:

●	The Compensation Committee, which is comprised solely of independent directors, administers the 2020 Plan.

●	The total number of shares of common stock authorized for issuance under the 2020 Plan is 1,000,000 shares.

●	No non-employee director may be granted awards under the 2020 Plan during any calendar year if such awards, taken together with any cash fees paid to such non-employee director would exceed a total value of $250,000 (calculated in accordance with the terms of the 2020 Plan).

●	The exercise price of options and SARs may not be less than the fair market value of the common stock on the date of grant.

●	In addition to other vesting requirements, the Compensation Committee may condition the vesting of awards on the achievement of specific performance targets.

Material Features of the 2020 Plan

Term

The 2020 Plan was effective June 23, 2020. The 2020 Plan will terminate on June 23, 2030, unless the Board terminates it earlier.

Purpose

The purpose of the 2020 Plan is to provide a means through with the Company and its subsidiaries may attract and retain key personnel, and to provide a means whereby directors, officer, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders.

Administration

Pursuant to the terms of the 2020 Plan, a committee of the Board or any properly delegated subcommittee, or, if no such committee or subcommittee thereof exists, the Board, shall administer the 2020 Plan. The Compensation Committee, which is comprised entirely of independent directors, administers the 2020 Plan. The Compensation Committee will have the sole and plenary authority to (i) designate participants; (ii) determine the type or types of awards; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled in, or exercised for, cash, shares of Company common stock, other securities, other awards, or other property, or canceled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Company common stock, other securities, other awards, or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the participant or of the Compensation Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the 2020 Plan and any instrument or agreement relating to, or award granted under, the 2020 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee shall deem appropriate for the proper administration of the 2020 Plan; (ix) adopt sub-plans; and (x) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2020 Plan.

The Compensation Committee may delegate its authority to administer the 2020 Plan as permitted by law, except for award grants to non-employee directors.

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The Compensation Committee will have the discretion to select particular performance targets in connection with awards under the 2020 Plan. Under the 2020 Plan, performance targets are specific levels of performance of the Company (and/or subsidiaries, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis on the specified measures, including, but not limited to:

●	debt ratings;	●	pre-tax margin;
●	debt to capital ratio;	●	share price;
●	generation of cash;	●	total stockholder return;
●	issuance of new debt;	●	acquisition or disposition of assets;
●	establishment of new credit facilities;	●	acquisition or disposition of companies, entities or businesses;
●	retirement of debt;	●	creation of new performance and compensation criteria for key personnel;
●	return measures (including, but not limited to, return on assets, return on capital, return on equity);	●	recruiting and retaining key personnel;
●	attraction of new capital;	●	customer satisfaction;
●	cash flow;	●	employee morale;
●	earnings per share;	●	hiring of strategic personnel;
●	net income;	●	development and implementation of Company policies, strategies and initiatives;
●	pre-tax income;	●	creation of new joint ventures;
●	pre-tax pre-bonus income;	●	increasing the Company’s public visibility and corporate reputation;
●	operating income;	●	development of corporate brand name;
●	gross revenue;	●	overhead cost reductions; or
●	net revenue;	●	any combination of or variations on the foregoing.
●	net margin;

Eligibility

Employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries will be eligible to receive awards under the 2020 Plan.

Maximum Shares Available

Awards granted under the 2020 Plan are subject to the following limitations: (i) no more than 1,000,000 shares of common stock (the “Absolute Share Limit”) will be available for awards under the 2020 Plan; (ii) no more than the number of shares of common stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of incentive stock options granted under the 2020 Plan; and (iii) the maximum number of shares of common stock subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed a total value of $250,000 (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

When (i) an option or SAR is granted under the 2020 Plan, the maximum number of shares subject to the option or SAR will be counted against the Absolute Share Limit as one share for every share subject to such option or SAR, regardless of the actual number of shares (if any) used to settle such option or SAR upon exercise; and (ii) an award other than an option or SAR is granted under the 2020 Plan, the maximum number of shares subject to the award will be counted against the Absolute Share Limit as two shares for every share subject to such award, regardless of the actual number of shares (if any) used to settle such award. The issuance of shares or the payment of cash upon the exercise of an award or in consideration of the cancellation or termination of an award shall reduce the total number of shares available under the 2020 Plan, as applicable. If shares are not issued or are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares will not be added back to the Absolute Share Limit, but rather will count against the Absolute Share Limit.

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To the extent that an award granted under the 2020 Plan or a prior plan award expires or is canceled, forfeited or terminated, in whole or in part without issuance to the holder thereof of shares of common stock to which the award or prior plan award related or cash or other property in lieu thereof, the unissued shares of common stock will again be available for grant under the 2020 Plan; provided that, in any such case, the number of shares again available for grant under the 2020 Plan shall be the number of shares previously counted against the Absolute Share Limit (or, in the case of prior plan award, the number of shares that would have been counted against the Absolute Share Limit if such prior plan award had been granted under this 2020 Plan) with respect to such unissued shares of common stock to which such award or prior plan award related, as determined in accordance with the terms of the 2020 Plan.

Awards may, in the sole discretion of the Compensation Committee, be granted under the 2020 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards will not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) will be counted against the aggregate number of shares of common stock available for awards of incentive stock options under the 2020 Plan. Subject to applicable stock exchange requirements, available shares of common stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for awards under the 2020 Plan and will not reduce the number of shares of common stock available for issuance under the 2020 Plan.

Adjustments

In the event of a merger, consolidation, reorganization, recapitalization, reorganization, stock split or dividend, or similar event affecting the common stock, the number (including limits on shares of common stock granted) and kind of shares granted under the 2020 Plan, the Compensation Committee will make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of the Absolute Share Limit, the number of shares of common stock or other securities of the Company that may be issued in respect of awards or with respect to which awards may be granted and the terms of any outstanding award.

Restricted Stock

The Compensation Committee will be authorized to award restricted stock under the 2020 Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that is subject to such restrictions as may be determined by the Compensation Committee for a specified period.

RSU Awards

The Compensation Committee will be authorized to award RSUs in lieu of or in addition to any restricted stock awards. RSUs will be subject to the terms and conditions established by the Compensation Committee. Each RSU will have an initial value that is at least equal to the fair market value of a share of Company common stock on the date of grant. RSUs may be paid at such time as the Compensation Committee may determine in its discretion, and payments may be made in a lump sum or in installments, in cash, shares of common stock, or a combination thereof, as determined by the Compensation Committee in its discretion.

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Options

The Compensation Committee will be authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) for incentive stock options, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2020 Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2020 Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant. Options granted under the 2020 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2020 Plan will be 10 years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise), or through a “net exercise,” or the Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism or by such other method as the Compensation Committee may determine to be appropriate.

Stock Appreciation Rights

The Compensation Committee will be authorized to award SARs under the 2020 Plan. SARs will be subject to the terms and conditions established by the Compensation Committee and reflected in the award agreement. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2020 Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs.

Other Stock-Based Awards

The Compensation Committee will be authorized to award other stock-based awards having terms and conditions as determined by the Compensation Committee. These awards may be granted either alone or in tandem with other awards.

Qualified Performance-Based Awards

Restricted stock and RSUs granted to officers and employees of the Company may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more identified performance targets. The applicable performance period may not be less than three months nor more than 10 years.

Dividends and Voting Rights

Participants awarded stock options and SARs will not receive dividends or dividend equivalents or have any voting rights with respect to shares of common stock underlying these awards prior to the issuance of any such shares. Participants that hold unearned awards subject to performance vesting conditions (other than or in additional to the passage of time) will not receive dividends or dividend equivalents or have any voting rights with respect to shares of common stock underlying these awards prior to the issuance of any such shares; provided, however, that dividends and dividend equivalents may be accumulated in respect of unearned awards and paid within 30 days after such awards are earned and become payable or distributable.

Transferability

Awards granted under the 2020 Plan generally will be transferable only by will or the applicable laws of descent and distribution. In certain limited circumstances, the Compensation Committee may authorize stock options, other than incentive stock options, to be transferred to family members or trusts controlled by family members of the participant. Restricted stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse.

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Change in Control

In the event of a Change in Control (as defined in the 2020 Plan), options become immediately exercisable in full. In addition, in such event the Compensation Committee may accelerate the termination date of the option to a date no earlier than 30 days after notice of such acceleration is given to the participant. Upon the giving of any such acceleration notice, the option shall become immediately exercisable in full.

A participant’s right to SARs under an SAR agreement immediately vest as to 100% of the total number of shares covered by the grant (i) upon termination of the grantee’s employment on account of the grantee’s death or permanent disability; or (ii) upon the occurrence of a Change in Control.

With respect to restricted stock and RSUs, in the event that the grantee’s status as an employee is terminated following a Change in Control, then all unvested shares of restricted stock and RSUs will immediately vest.

Clawback

All awards under the 2020 Plan are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time; and (ii) applicable law.

Amendment and Termination

The Board may terminate or amend the 2020 Plan or any portion thereof at any time; provided, however, that the Board may not, without stockholder approval, amend the 2020 Plan if:

●	Such approval is necessary to comply with any regulatory requirement applicable to the 2020 Plan;
●	It would materially increase the number of securities which may be issued under the 2020 Plan (except for increases expressly provided for in the 2020 Plan; or
●	It would materially modify the requirements for participation in the 2020 Plan.

In addition, any such amendment that would materially and adversely affect an award holder’s rights with respect to a previously granted and outstanding award will not to that extent be effective without the consent of the affected holder of such award.

The Compensation Committee may terminate or amend any award agreement, to the extent consistent with the terms of the 2020 Plan and any applicable award agreement and so long as such termination or amendment would not materially and adversely affect an award holder’s rights with respect to a previously granted and outstanding award (unless the affected holder consents thereto); provided, however that the Compensation Committee may not, without stockholder approval, amend or terminate an award or award agreement to:

●	Reduce the exercise price of any option or the strike price of any SAR,
●	To cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the intrinsic value (if any) of the canceled option or SAR; and
●	Take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences to 2020 Plan participants and the Company of the grant, vesting and exercise of awards under the 2020 Plan and the disposition of shares acquired pursuant to the exercise of such awards and is based upon an interpretation of the current federal income tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be a complete statement of applicable law or constitute tax advice, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. To the extent that any awards under the 2020 Plan are subject to Section 409A of the Code (“Section 409A”), the following discussion assumes that such awards will be designed to conform to the requirements of Section 409A and the regulations promulgated thereunder (or an exception thereto). The 2020 Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

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Incentive Stock Options. Options issued under the 2020 Plan and designated as incentive stock options are intended to qualify as such under Section 422 of the Code. Under the provisions of Section 422 of the Code and the related regulations, holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options, and the Company will not be entitled to a deduction at the time of the grant or exercise of the option. However, the difference between the value of the common stock received on the exercise date and the exercise price paid will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability to the holder for the taxable year in which the exercise occurs. The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the shares of our common stock acquired through the exercise of an incentive stock option is at least (i) two years from the date of grant of the option and (ii) one year from the date the option was exercised. If these holding period requirements are satisfied, any gain or loss realized on a subsequent disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If these holding periods requirements are not met, then, upon such “disqualifying disposition” of the shares, the participant will generally realize compensation, taxable as ordinary income, at the time of such disposition in an amount equal to the difference between the fair market value of the share on the date of exercise over the exercise price, limited to the gain on the sale, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Section 162(m)of the Code for compensation paid to certain executives designated thereunder. Finally, if an otherwise qualified incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

Non-qualified Stock Options. No income will generally be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. Upon a subsequent disposition of the shares acquired under a non-qualified stock option, the participant will realize short-term or long-term capital gain (or loss) depending on the holding period. The capital gain (or loss) will be short-term if the shares are disposed of within one year after the non-qualified stock option is exercised, and long-term if shares were held more than 12 months as of the sale date.

Restricted Stock. A participant will normally not be required to recognize income for federal income tax purposes upon the grant of an award of restricted stock, nor is the Company entitled to any deduction, to the extent that the shares awarded have not vested (i.e., are no longer subject to a substantial risk of forfeiture). On the date an award of restricted stock is no longer subject to a substantial risk of forfeiture, the participant will compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the vested shares on that date and the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. The participant may, however, make an election under Section 83(b) of the Code, within 30 days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the difference between the fair market value of the shares on the date of grant and the amount the participant paid for such shares, if any. If the shares subject to such election are subsequently forfeited, the participant will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. Upon the sale of the vested shares, the participant will realize short-term or long-term capital gain or loss depending on the holding period. The holding period generally begins when the restriction period expires. If the recipient timely made a Section 83(b) election, the holding period commences on the date of the grant.

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Deferred Stock Units and Restricted Stock Units. A participant will not be subject to federal income tax upon the grant of a deferred stock unit award or a restricted stock unit award, and the Company is not entitled to a deduction at the time of grant. Rather, upon the delivery of shares or cash pursuant to a deferred stock unit award or a restricted stock unit award, the participant will generally have compensation taxable at ordinary income rates in an amount equal to the fair market value of the number of shares (or the amount of cash) actually received with respect to the settlement of the award of such units. We will generally be able to deduct the amount of the ordinary income realized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder. If the participant receives shares upon settlement then, upon disposition of such shares, appreciation or depreciation after the settlement date is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

SARs. SARs are treated very similarly to non-qualified options for tax purposes. No income will normally be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize compensation taxable as ordinary income in an amount equal to either: (i) the cash received upon exercise; or (ii) if shares are received upon the exercise of the SAR, the fair market value of the shares received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) of the Code for compensation paid to certain executives designated thereunder.

Performance Awards. A participant generally will not recognize income upon the grant of a performance award. Upon payment of the performance award, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance award is payable in shares, the fair market value of the shares received. When the participant recognizes ordinary income upon payment of a performance award, the Company generally will be entitled to a tax deduction in the same amount.

Other Stock-Based Awards. A participant will generally have compensation taxable as ordinary income for federal income tax purposes in an amount equal to the difference between the fair market value of the shares on the date the award is settled (whether in shares or cash, or both) over the amount the participant paid for such shares, if any. We will generally be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Section 162(m) for compensation paid to certain executives designated thereunder.

Consequences of Change of Control. If a change of control of the Company causes awards under the 2020 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, certain participants could, in some cases, be considered to have received “excess parachute payments,” which could subject certain participants to a 20% excise tax on the excess parachute payments and result in a disallowance of the Company’s deductions under Section 280G of the Code.

Section 409A. Section 409A applies to compensation that individuals earn in one year but that is not paid until a future year. This is referred to as non-qualified deferred compensation. Section 409A, however, does not apply to qualified plans (such as a Section 401(k) plan) and certain welfare benefits. If deferred compensation covered by Section 409A meets the requirements of Section 409A, then Section 409A has no effect on the individual’s taxes. The compensation is taxed in the same manner as it would be taxed if it were not covered by Section 409A. If a deferred compensation arrangement does not meet the requirements of Section 409A, the compensation is subject to accelerated taxation in the year in which such compensation is no longer subject to a substantial risk of forfeiture and certain additional taxes, interest and penalties, including a 20% additional income tax. Awards of stock options, SARs, restricted stock units and performance awards under the 2020 Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A. Awards under the 2020 Plan are intended to comply with Section 409A, the regulations issued thereunder or an exception thereto. Notwithstanding, Section 409A may impose upon a participant certain taxes or interest charges for which the participant is responsible. Section 409A does not impose any penalties on the Company and does limit the Company’s deduction with respect to compensation paid to a participant.

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Section 162(m). The Company generally may deduct any compensation or ordinary income recognized by the recipient of an award under the 2020 Plan when recognized, subject to the limits of Section 162(m) of the Code (“Section 162(m)”). Prior to 2018, Section 162(m) imposed a $1 million limit on the amount a public company may deduct for compensation paid to a Company’s Chief Executive Officer or any of the Company’s three other most highly compensated executive officers (other than the Chief Financial Officer) who were employed as of the end of the year. This limitation did not apply to compensation that met Code requirements for “qualified performance-based compensation.” The performance-based compensation exemption, the last day of the year determination date, and the exemption of the Chief Financial Officer from Code Section 162(m)’s deduction limit have all been repealed under the Tax Cuts and Jobs Act of 2017 (“Tax Reform”), effective for taxable years beginning after December 31, 2017, such that awards paid under the 2020 Plan to our covered executive officers may not be deductible for such taxable years due to the application of the $1 million deduction limitation. However, under Tax Reform transition relief, compensation provided under a written binding contract in effect on November 2, 2017 that is not materially modified after that date continues to be subject to the performance-based compensation exception. As in prior years, while deductibility of executive compensation for federal income tax purposes is among the factors the Compensation Committee considers when structuring our executive compensation, it is not the sole or primary factor considered. Our Board and the Compensation Committee retain the flexibility to authorize compensation that may not be deductible if they believe it is in our best interests.

Tax Withholding. The Company and its affiliates have the right to deduct or withhold, or require a participant to remit to the Company and its affiliates, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising with respect to awards under the 2020 Plan.

Equity Compensation Plan Information

The table below sets forth information as of May 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	N/A	—
Equity compensation plans not approved by security holders	—	N/A	838,933	(1)
Total	—	N/A	838,933

(1) This represents (i) 62,500 shares of common stock issuable pursuant to the 2018 Equity Incentive Plan (the “2018 Plan”) (the Company has not made, and does not intend to make, any future grants under the 2018 Plan), and (ii) 776,433 shares of common stock issuable pursuant to the Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “2020 Plan”).

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The Company’s stockholders approved the 2018 Plan on October 4, 2018. Under the 2018 Plan, 62,500 shares of common stock are authorized for issuance to employees, officers, directors, consultants. The 2018 Plan authorizes the grant of nonqualified stock options and incentive stock options, restricted stock awards, restricted stock units, stock appreciation rights, other stock bonus awards, and performance compensation awards. There were 62,500 shares available for award as of May 31, 2021 under the 2018 Plan. The Company has not made, and does not intend to make, any grants under the 2018 Plan.

The Board of Directors and stockholders of the Company approved the 2020 Plan on April 22, 2020 and June 23, 2020, respectively. Under the 2020 Plan, 1,000,000 shares of common stock are authorized for issuance to employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries. The 2020 Plan authorizes equity-based and cash-based incentives for participants. There were 776,433 shares available for award as of May 31, 2021 under the 2020 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so requested by the chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

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Kaplan Promissory Note

On May 12, 2020 (the “Issue Date”), the Company issued a promissory note (the “Kaplan Note”) in the principal sum of $90,000 in favor of Jed Kaplan, the Company’s Chief Executive Officer, interim Chief Financial Officer, member of the Company’s Board of Directors and greater than 5% stockholder of the Company. The Kaplan Note matures on the first business day following the 150-day anniversary of the Issue Date (the “Maturity Date”). The Company will use the proceeds of the Kaplan Note to fund the operations of Simplicity One Brasil Ltda, the Company’s majority owned subsidiary (“Simplicity Brasil”). As of May 31, 2020, advances under the terms of this note were $64,728. In consideration for a 10% equity stake in Brasil Ltda., the Kaplan Note was retired during the year ended May 31, 2021.

Equity Sales

On May 7, 2020, we authorized the sale of 2,867 shares of our restricted Common Stock at $8.72 per share to William H. Herrmann, Jr. a member of our board of directors for $25,000.

Cash Balance

The Company maintains its cash balance at a financial services company that is owned by an officer of the Company.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Prager Metis acted as our independent registered public accounting firm for the fiscal year ended May 31, 2021. The Audit Committee has appointed Prager Metis to act in that capacity for the fiscal year ending May 31, 2022. A representative of Prager Metis is not expected to be present at the Annual Meeting.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee believes that it is appropriate as a matter of policy to request that stockholders ratify the appointment of Prager Metis as principal independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain Prager Metis or will appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The aggregate fees billed for the fiscal years ended May 31, 2021 and 2020 for:

●	Professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q (“Audit Fees”),
●	Assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements and not reportable under Audit Fees (the “Audit Related Fees”),
●	Tax compliance, advice, and planning (“Tax Fees”), and
●	Other products or services provided (“Other Fees”)

were as follows:

	Fiscal Year Ended May 31, 2021	Fiscal Year Ended May 31, 2020
Audit Fees	$88,000	$45,000
Audit Related Fees (1)	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$88,000	$45,000

Our Audit Committee has determined that the services provided by Prager Metis are compatible with maintaining the independence of the auditor as our independent registered public accounting firm.

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Pre-Approval Policy

The Audit Committee reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of our independent registered public accounting firm to perform those services. The Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board of Directors of the Company and the Audit Committee believe that a change is in the best interest of the Company and our stockholders.

The Company is asking its stockholders to ratify the selection of Prager Metis as the Company’s independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Prager Metis to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in providing oversight of the systems and procedures relating to the integrity of the Company’s financial statements, the Company’s financial reporting process, its systems of internal accounting and financial controls, the internal audit process, risk management, the annual independent audit process of the Company’s annual financial statements, the Company’s compliance with legal and regulatory requirements, and the qualification and independence of the Company’s independent registered public accounting firm. The Audit Committee reviews with management the Company’s major financial risk exposures and the steps management has taken to monitor, mitigate, and control such exposures. Management has the responsibility for the implementation of these activities. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.

The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles. The Committee reviewed with the independent registered public accounting firm the firm’s judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under auditing standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States), including the matters required to be discussed by the Statement on Auditing Standards No. 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence, including the impact of non-audit-related services provided to the Company, and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the Audit Committee concerning independence.

The Audit Committee also discussed with the Company’s internal auditors and the independent registered public accounting firm in advance the overall scope and plans for their respective audits. The Audit Committee meets regularly with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021 for filing with the SEC.

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The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

The Audit Committee has reviewed and discussed with management and with Prager Metis, the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company for the fiscal year ended May 31, 2021 (the “2021 Financial Statements”).

Prager Metis has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees.”

The Audit Committee has received from Prager Metis the written disclosures and the letter required by applicable requirements of the PCAOB regarding the communications of Prager Metis with the Audit Committee concerning independence and has discussed the independence of Prager Metis with them.

Based upon the aforementioned review, discussions and representations of Prager Metis, and the audit opinion presented by Prager Metis on the 2021 Financial Statements, the Audit Committee recommended to the Board of Directors that the 2021 Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021 and that Prager Metis be selected as the independent registered public accounting firm for the Company for the fiscal year ending May 31, 2022.

Submitted by the Audit Committee of the Board of Directors:

Donald R. Caldwell (Chairman)
Max Hooper
Frank Leavy

Vote Required

The affirmative vote of the shares present and entitled to vote at the Annual Meeting is required to ratify the appointment of Prager Metis as our independent registered public accounting firm. You may vote “for,” “against” or “abstain” from voting on Proposal 2. Abstentions will have the effect of a vote “against” Proposal 2. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 2.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF PRAGER METIS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our current named executive officers and directors that beneficially own shares of our common stock; and

●	all our executive officers and directors as a group.

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Information with respect to beneficial ownership has been furnished by each director, named executive officer or 5% or more stockholder, as the case may be. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner (1)	Amount of Beneficial Ownership		Percent of Outstanding Common Stock (2)
Directors and Executive Officers:
Jed Kaplan	271,953	(3)	18.5%
Roman Franklin	123,133	(4)	8.4%
Donald R. Caldwell	17,125	(5)	1.2%
Max Hooper	6,188	(6)	*
Frank Leavy	5,954	(7)	*
Edward Leonard Jaroski	18,938	(8)	1.3%
William H. Herrmann, Jr.	9,790	(9)	* %
Laila Cavalcanti Loss	6,563		*
All directors and officers as a group (9 persons) (10)	459,644	(11)	31.0%

Principal Shareholders (more than 5%):
AQR Capital Management, LLC (11)	101,605	(12)	6.5%

* Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the stockholders is 7000 W. Palmetto Park Road, Suite 505, Boca Raton, Florida 33433.

(2)	The calculation in this column is based upon 1,463,470 shares of common stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently convertible or exercisable within 60 days of August 24, 2021, the Record Date, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 2,440 shares of common stock owned indirectly through Mr. Kaplan’s wife, Jamie Kaplan, and 6,250 shares of common stock issuable upon exercise of warrants that have vested or will vest within 60 days of the Record Date. The warrants have an exercise price of $92.00 and expire on May 31, 2024.

(4)	Includes 6,375 shares of common stock owned indirectly through Mr. Franklin’s wife, Alyssia Franklin.

(5)	Includes 2,500 shares of our common stock issuable upon exercise of warrants that have vested or will vest within 60 days of the Record Date. The warrants have an exercise price of $92.00 and expire on May 22, 2024.

(6)	Represents (i) 1,813 shares of common stock owned directly by Merging Traffic, Inc., (ii) 1,250 shares of our common stock issuable upon exercise of warrants that have vested or will vest within 60 days of the Record Date (such warrants are owned directly by Merging Traffic, Inc., have an exercise price of $92.00 and expire on May 22, 2024), and (iii) 3,125 shares of our common stock owned directly by Dr. Hooper. Dr. Hooper is Managing Director of Merging Traffic, Inc.

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(7)	Includes 938 shares of our common stock issuable upon exercise of warrants that have vested or will vest within 60 days of the Record Date. The warrants have an exercise price of $92.00 and expire on May 22, 2024.

(8)	Includes 7,500 shares of our common stock issuable upon exercise of warrants that have vested or will vest within 60 days of the Record Date. The warrants have an exercise price of $92.00 and expire on May 22, 2024.

(9)	Includes 1,250 shares of our common stock issuable upon exercise of warrants that have vested or will vest within 60 days of the Record Date. The warrants have an exercise price of $92.00 and expire on May 22, 2024.

(10)	Represents Jed Kaplan, Roman Franklin, Nancy Hennessey, Donald R. Caldwell, Max Hooper, Frank Leavy, Edward Leonard Jaroski, William H. Herrmann, Jr., and Laila Cavalcanti Loss.

(11)	Includes 19,688 shares of our common stock issuable upon exercise of warrants that have vested or will vest within 60 days of the Record Date.

(12)	Represents warrants to purchase shares of the Company’s common stock. AQR Capital Management, LLC (“AQR”) is a wholly owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”). CNH Partners, LLC (“CNH”) is deemed to be controlled by AQR. AQR serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company. AQR, AQR Holdings and CNH share voting and dispositive power over such shares. The principal office of AQR, AQR Holdings and CNH is Two Greenwich Plaza, Greenwich, CT 06830.

On September 1, 2021, subsequent to the Record Date, the Company issued an aggregate of 82,500 shares to its officers and directors, as follows:

Name	No. of Shares
Jed Kaplan	10,000
Roman Franklin	25,000
Donald R. Caldwell	7,500
Max Hooper	5,000
Frank Leavy	5,000
Edward Leonard Jaroski	5,000
William H. Herrmann, Jr.	5,000
Laila Cavalcanti Loss	5,000
Nancy Hennessey	15,000

OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment. Stockholders are urged to vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended May 31, 2021, including the financial statements filed as part of the Annual Report (the “2021 Form 10-K”), accompanies this Proxy Statement. We will provide stockholders with additional copies of the 2021 Form 10-K, without charge, upon written request to Corporate Secretary, Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Road, Suite 505, Boca Raton, Florida 33433. The 2021 Form 10-K and the exhibits thereto also are available, free of charge, from the SEC’s website (http://www.sec.gov.).

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“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004-1561.

To delist yourself from householding in the future you may write us at Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Road, Suite 505, Boca Raton, Florida 33433, Attention: Corporate Secretary, or call (855) 345-9467. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2021 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Corporate Secretary, Simplicity Esports and Gaming Company, 7000 W. Palmetto Park Road, Suite 505, Boca Raton, Florida 33433 no later than May 13, 2022. The proposals must comply with the rules of the SEC relating to stockholder proposals.

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the secretary to our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders. If our annual meeting is called for a date that is not within 45 days before or after such anniversary date, a stockholder’s notice will need to be received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which we first publicly announce the date of the annual meeting. Our bylaws also specify certain requirements as to the form and content of a stockholder’s notice for an annual meeting. A copy of the full text of these bylaw provisions may be obtained by writing to our Secretary at the address indicated above.

By Order of the Board of Directors,

/s/ Roman Franklin
Chief Executive Officer

September 15, 2021

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APPENDIX I

SIMPLICITY ESPORTS AND GAMING COMPANY

AUDIT COMMITTEE CHARTER

1. STATUS

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board’’) of Simplicity Esports and Gaming Company (the “Company”).

2. PURPOSE

The Committee is appointed by the Board for the primary purposes of:

●	Performing the Board’s oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, including, among other things:

	●	the quality and integrity of the Company’s financial statements;

	●	the Company’s compliance with legal and regulatory requirements;

	●	review of the independent auditors’ qualifications and independence; and

	●	the performance of the Company’s internal audit function and the Company’s independent auditors;

●	Maintaining, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent auditors, and

●	Preparing the report to be included in the Company’s annual proxy statement, as required by the Securities and Exchange Commission’s (“SEC”) rules.

3. COMPOSITION AND QUALIFICATIONS

The Committee shall be appointed by the Board and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”), the Nasdaq Stock Market LLC (‘‘NASDAQ”) and all other applicable laws, except as permitted by NASDAQ Listing Rule 5615.

Each member of the Committee shall be financially literate and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. In addition, at least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the SEC.

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4. RESPONSIBILITIES

The Committee will:

1. Review and discuss the annual audited financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management, the senior internal auditing executive, if any, and the independent auditors. In connection with such review, the Committee will:

●	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or supplemented) and the matters in the written disclosures required by the applicable Requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence;

●	Review significant changes in accounting or auditing policies;

●	Review with the independent auditors any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management’s response to such problems or difficulties;

●	Review with the independent auditors, management and the senior internal auditing executive, if any, the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls;

●	Review reports required to be submitted by the independent auditor concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; and (c) any other material written communications with management;

●	Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

●	Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

2. Review and discuss the quarterly financial statements and the Company’s disclosures provided in periodic quarterly reports including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management, the senior internal auditing executive, if any, and the independent auditor.

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3. Oversee the external audit coverage. The Company’s independent auditors are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and, where appropriate, replace the independent auditors. In connection with its oversight of the external audit coverage, the Committee will have authority to:

●	Appoint and replace (subject to stockholder approval, if deemed advisable by the Board) the independent auditors;

●	Approve the engagement letter and the fees to be paid to the independent auditors;

●	Pre-approve all audit and non-audit services to be performed by the independent auditors and the related fees for such services other than prohibited nonauditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimus exceptions set forth in the Act and the SEC rules);

●	Monitor and obtain confirmation and assurance as to the independent auditors’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditors and the Company. The Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking appropriate action in response to the independent auditors’ report to satisfy itself of their independence;

●	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent auditors’ independence, all relationships between the independent auditors and the Company;

●	Meet with the independent auditors prior to the annual audit to discuss planning and staffing of the audit;

●	Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors;

●	Set clear hiring policies for employees or former employees of the independent auditors, including but not limited to, as required by all applicable laws and listing rules; and

●	Assure regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by the Act, and consider whether rotation of the independent auditor is required to ensure independence.

4. Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

●	Review the appointment or replacement of the senior internal auditing executive, if one exists;

●	Review, in consultation with management, the independent auditors and the senior internal auditing executive, if one exists, the plan and scope of internal audit activities;

●	Review internal audit activities, budget and staffing; and

●	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

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5. Review with the independent auditors and the senior internal auditing executive, if any, the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.

6. Resolve any differences in financial reporting between management and the independent auditors.

7. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

8. Discuss policies and guidelines to govern the process by which risk assessment and risk management is undertaken.

9. Meet periodically and at least four times per year with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

10. Meet periodically (not less than annually) in separate executive session with each of the chief financial officer, the senior internal auditing executive, if any, and the independent auditors.

11. Review and approve all “related party transactions” requiring disclosure under SEC Regulation S-K, Item 404, in accordance with the policy set forth in Section 6 below.

12. Review periodically with the Company’s outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

13. As it determines necessary to carry out its duties, engage and obtain advice and assistance from outside legal, accounting or other advisers.

14. Report regularly to the Board with respect to Committee activities.

15. Prepare the report of the Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

16. Review and reassess annually the adequacy of this Charter and recommend any proposed changes to the Board.

17. Monitor compliance, on a regularly scheduled basis, with the terms of the Company’s initial public offering (the “Offering”) and, if any noncompliance is identified, promptly take all action necessary to rectify such noncompliance or otherwise cause the Company to come into compliance with the terms of the Offering.

18. Inquire and discuss with management the Company’s compliance with applicable laws and regulations.

19. Determine the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

20. On a quarterly basis, review and approve all payments made to the Company’s existing holders, executive officers or directors and their respective affiliates.

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5. PROCEDURES

1. Action.

A majority of the members of the entire Committee shall constitute a quorum. The Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. However, the Committee may delegate to one or more of its members the authority to grant pre- approvals of audit and non-audit services, provided the decision is reported to the full Committee at its next scheduled meeting.

2. Fees.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to outside legal, accounting or other advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3. Limitations.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent auditors.

6. RELATED PARTY TRANSACTIONS POLICY

1. Definitions.

A “Related Party Transaction” is any transaction directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Under Item 404(a), the Company is required to disclose any transaction occurring since the beginning of the Company’s last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. “Related Party Transaction” also includes any material amendment or modification to an existing Related Party Transaction.

“Related Party” means any of the following:

●	a director (which term when used herein includes any director nominee);

●	an executive officer;

●	a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock (a “5% stockholder”); or

●	a person known by the Company to be an immediate family member of any of the foregoing.

“Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

2. Identification of Potential Related Party Transactions.

Related Party Transactions will be brought to management’s and the Board’s attention in a number of ways. Each of the Company’s directors and executive officers shall inform the Chairman of the Committee of any potential Related Party Transactions. In addition, each such director and executive officer shall complete a questionnaire on an annual basis designed to elicit information about any potential Related Party Transactions.

Any potential Related Party Transactions that are brought to the Committee’s attention shall be analyzed by the Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a Related Party Transaction requiring compliance with this Policy.

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3. Review and Approval of Related Party Transactions.

At each of its meetings, the Committee shall be provided with the details of each new, existing or proposed Related Party Transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits to the Company and to the relevant Related Party. In determining whether to approve a Related Party Transaction, the Committee shall consider, among other factors, the following factors to the extent relevant to the Related Party Transaction:

●	whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a Related Party;

●	whether there are business reasons for the Company to enter into the Related Party Transaction;

●	whether the Related Party Transaction would impair the independence of an outside director;

●	whether the Related Party Transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or Related Party, the direct or indirect nature of the director’s, executive officer’s or Related Party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Committee deems relevant; and

●	any pre-existing contractual obligations.

Any member of the Committee who has an interest in the transaction under discussion shall abstain from voting on the approval of the Related Party Transaction, but may, if so requested by the Chairman of the Committee, participate in some or all of the Committee’s discussions of the Related Party Transaction. Upon completion of its review of the transaction, the Committee may determine to permit or to prohibit the Related Party Transaction.

A Related Party Transaction entered into without pre-approval of the Committee shall not be deemed to violate this Policy, or be invalid or unenforceable, so long as the transaction is brought to the Committee as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this Policy.

A Related Party Transaction entered into prior to the effective date of this Charter shall not be required to be reapproved by the Committee.

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APPENDIX II

SIMPLICITY ESPORTS AND GAMING COMPANY

COMPENSATION COMMITTEE CHARTER

The following Compensation Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”), on the date indicated above.

1. Members. The Board shall appoint the members of the Compensation Committee (the “Committee”). The Committee shall be comprised of at least three “independent” directors of the Board who shall also satisfy such other criteria imposed on members of the Committee pursuant to the federal securities laws and the rules and regulations of the Securities and Exchange Commission (“SEC”), the listing standards of any exchange or national listing market system upon which the Company’s securities are listed or quoted for trading (including, without limitation, The NASDAQ Stock Market) (the “Principal Market”), any other applicable laws or regulations, and any additional requirements that the Board deems appropriate. The term “independent director” means a director who (i) meets the definition of “independence” under the rules and regulations of the SEC and the Principal Market, (ii) is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (c) is an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended. Each appointed member of the Committee may be removed by the Board at any time, with or without cause. Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote. Each Committee member shall have one vote.

2. Purpose. In addition to such other duties as may be assigned to the Committee by the Board from time to time, the purpose of the Committee is to represent and assist the Board in (a) discharging its responsibilities for approving and evaluating the officer compensation plans, policies and programs of the Company, (b) reviewing and recommending to the Board regarding compensation to be provided to the Company’s employees and directors, and (c) administering the equity compensation plans of the Company. The Committee shall ensure that the Company’s compensation programs are competitive, designed to attract and retain highly qualified directors, officers and employees, encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders.

3. Duties and Responsibilities. The Committee shall, among its duties and responsibilities as may be delegated to the Committee by the Board, and in addition to any duties and responsibilities imparted to the Committee by the SEC or any applicable Principal Market or any other applicable laws or regulations:

(a) Determine, in executive session at which the Chief Executive Officer of the Company (the “CEO”) is not present, the compensation for the Company’s CEO or President, if such person is acting as the CEO.

(b) Review and determine the compensation of the executive officers of the Company other than the CEO based upon the recommendation of the CEO and such other customary factors that the Committee deems necessary or appropriate.

(c) Recommend awards and/or bonuses to be granted to executive officers of the Company under the Company’s equity plans and other compensation or benefit plans or policies as approved by the Board or the Committee.

(d) Approve the overall amount or percentage of plan and/or bonus awards to be granted to all Company employees and delegate to the Company’s executive management the right and power to specifically grant such awards to each Company employee within the aggregate limits and parameters set by the Committee.

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(e) Review and evaluate the performance of the CEO and the other executive officers of the Company;

(f) Review and approve the design of other benefit plans pertaining to executives and employees of the Company.

(g) Assist management in complying with the proxy statement and annual report disclosure requirements and produce report on compensation to be included in the annual proxy statement.

(h) Review, recommend to the Board, and administer all plans that require “disinterested administration” under Rule 16b-3 under the Exchange Act.

(i) Approve the amendment or modification of any compensation or benefit plan pertaining to executives or employees of the Company that does not require stockholder approval.

(j) Review and recommend to the Board the adoption of or changes to the compensation of the Company’s independent directors.

(k) Retain (at the Company’s expense) outside consultants and obtain assistance from members of management as the Committee deems appropriate in the exercise of its authority.

(1) Make reports and recommendations to the Board within the scope of its functions and advise the officers of the Company regarding various personnel matters as may be raised with the Committee.

(m) Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees.

(n) Review the form, terms and provisions of employment and similar agreements with the Company’s executive officers and any amendments thereto.

(o) To the extent the same has been adopted, review, at least annually, the compensation philosophy of the Company.

The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it. To the extent that the Company’s securities are not listed or quoted on a Principal Market, the Committee shall determine which of the aforementioned duties and responsibilities it shall undertake or shall be applicable to the Committee.

4. Meetings: Reports. The Committee will meet as often as it deems necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the Committee members determine. Face to face meetings shall be encouraged at least twice each year. The majority of the members of the Committee constitutes a quorum and shall be empowered to act on behalf of the Committee. Minutes will be kept of each meeting of the Committee. The Chairman of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board. The Committee shall also make reports and recommendations to the Board within the scope of its functions.

5. Advisers. The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee.

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Before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Committee shall consider the independence of each such adviser by taking into account the following factors and any other factors required by the Principal Market or the SEC and corresponding rules that may be amended from time to time, including any exceptions permitted by such rules:

(i)	the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser (the “Advisory Firm”);

(ii)	the amount of fees received from the Company by the Advisory Firm, as a percentage of the total revenue of the Advisory Firm;

(iii)	the policies and procedures of the Advisory Firm or other adviser that are designed to prevent conflicts of interest;

(iv)	any business or personal relationship of the compensation consultant, legal counsel or adviser with a member of the Committee;

(v)	any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(vi)	any business or personal relationship of the compensation consultant, legal counsel, other adviser or the Advisory Firm.

6. Review of Charter. The Committee shall review this Charter at least annually and recommend any changes thereto to the Board.

7. Self Assessment. The Committee will annually evaluate the Committee’s own performance and report that it has done so to the Board.

8. Self Assessment. The Committee will annually evaluate the Committee’s own performance and report that it has done so to the Board.

9. Delegation by Committee. The Committee may delegate authority consistent with this Charter to one or more Committee members or subcommittees comprised of one or more Committee members when appropriate. Any such member, members or subcommittee shall be subject to this Charter. The decisions of any such member, members or subcommittees to which authority is delegated under this paragraph shall be presented to the full Committee at its next regularly scheduled meeting.

10. Amendment. Any amendment or other modification of this Charter shall be made and approved by the full Board.

11. Disclosure of Charter. If required by the rules of the SEC or any Principal Market, this Charter, as amended from time to time, shall be made available to the public on the Company’s website.

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18774 Simplicity Proxy Card REV1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SIMPLICITY ESPORTS AND GAMING COMPANY

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 20, 2021.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/simplicityesports/2021

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this ☒

1. Election of Directors	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
(1) Donald R. Caldwell (2) Roman Franklin (3) Edward Leonard Jaroski (4) Frank Leavy	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above).

2. Ratification of independent registered public accounting firm.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

CONTROL NUMBER

Signature_______________ Signature, if held jointly_______________ Date__________, 2021

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

18774 Simplicity Proxy Card REV1 Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

To view the 2021 Proxy Statement, 2021 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/simplicityesports/2021

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SIMPLICITY ESPORTS AND GAMING COMPANY

The undersigned appoints Roman Franklin and Nancy Hennessey, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Simplicity Esports and Gaming Company held of record by the undersigned at the close of business on August 24, 2021 at the Annual Meeting of Stockholders of Simplicity Esports and Gaming Company to be held on October 21, 2021, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)